Capital Management	12 Months Ended
Dec. 31, 2024
Capital Management
Capital Management

7.	Capital Management

The Company’s objective in its capital management is to maintain its capital structure at an adequate level in order to continue as a going concern, maximizing value to shareholders and investors. In 2023 and 2022, its main source of funding was cash provided by its operating activities.

The financial strategy of the Strategic Plan 2025-2029 (“Strategic Plan”) is focused on:

•	cash generation greater than investments and financial liabilities;
•	high-return investments approved by management only when a positive net present value is expected when using a brent oil price scenario of US$45 per barrel;
•	efficient and more flexible capital structure, with low leverage in challenging scenarios; and
•	distribution of dividends according to the current shareholders remuneration policy, with the possibility of extraordinary payments.

For the gross debt (composed of current and non-current finance debt and lease liability) the ceiling target was increased to US$ 75,000, converging to US$ 65,000 in the long-term.

As of December 31, 2024, gross debt decreased to US$ 60,311, from US$ 62,600 as of December 31, 2023, remaining within the range defined in the Company’s Strategic Plan.

This measure is not defined according to the International Financial Reporting Standards - IFRS and should not be considered in isolation or as a replacement for debt metrics under the IFRS, nor should it be used as a basis for comparison with the indicators of other companies.